                                                                     EXHIBIT 4.1



NUMBER                          [COMPANY LOGO]                     SHARES
SDI-

                            SYMPHONIX DEVICES, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


COMMON STOCK                                                    COMMON STOCK

                                                               CUSIP 871951109
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


THIS CERTIFIES THAT


                                  [SPECIMEN]

IS THE RECORD HOLDER OF


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

shares of                   SYMPHONIX DEVICES, INC. (the "Company")
transferable on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the
Registrar:
        Witness the facsimile seal of the company and the facsimile signatures of its duly authorized officers.

                [SEAL OF SYMPHONIX DEVICES, INC. APPEARS HERE]

Dated:
      ---------------------



/s/ J. Casey McGlynn                            /s/ Harry S. Robbins
------------------------                        --------------------------
Secretary                                       President


                                                   COUNTERSIGNED AND REGISTERED:
                                                                BankBoston, N.A.
                                                    Transfer Agent and Registrar


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                            SYMPHONIX DEVICES, INC.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right
           of survivorship and not as
           tenants in common

UNIF GIFT MIN ACT -- _______________Custodian__________________
                          (Cust)                  (Minor)
                     under Uniform Gifts to Minors Act_________________
                                                           (State)

UNIF TRIF MIN ACT -- _______________Custodian (until age______)
                          (Cust)
                     __________under Uniform Transfers to Minors Act___________
                       (Minor)                                        (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
     [_______________________]


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

________________________________________________________________________ATTORNEY
TO TRANSFER THE SAID SHARES ON THE SHARE REGISTRAR OF THE WITHIN CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


Dated__________________________________



                        ________________________________________________________
                        NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER




SIGNATURE(S) GUARANTEED:



BY________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15